                                                                    Exhibit 4.1

================================================================================


        NUMBER                   Dynacs [LOGO]                   SHARES
     DY
                                  DYNACS INC.

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                             CUSIP 267798 10 6

--------------------------------------------------------------------------------
THIS CERTIFIES THAT




is the owner of
--------------------------------------------------------------------------------

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF

====================================DYNACS INC.=================================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                              AUTHORIZED SIGNATURE

Dated:                             DYNACS INC
                                   CORPORATE
/s/ Harry W. Schubele III            SEAL                  /s/ R P Singh
                                     1999
TREASURER                          DELAWARE                  PRESIDENT
                                    [SEAL]

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
              TRANSFER AGENT AND REGISTRAR
BY
                      AUTHORIZED SIGNATURE

                                   DYNACS INC.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common            UNIF GIFT MIN ACT --_______ Custodian
TEN ENT -- as tenants by the entireties                         (Cust)
JT TEN  -- as joint tenants with right of       _________ under Uniform Gifts
           survivorship and not as tenants      (Minor)
           in common                          to Minors Act_________________
                                                               (State)

     Additional abbreviations may also be used though not in the above list.

For value received,_______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated_______________________________________


                     ________________________________________________________
                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


_______________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO SEC RULE 17Ad-15.